Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT FOF 2002

In connection with the Amendment No. 1 to our Annual Report on Form 10-K of Tower Group, Inc. (the “Company”) for the period ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael H. Lee, President and Chief Executive Officer of the Company, and William E. Hitselberger, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 16, 2013	/s/ Michael H. Lee
Michael H. Lee
President and Chief Executive Officer

January 16, 2013	/s/ William E. Hitselberger
William E. Hitselberger
Executive Vice President, Chief Financial Officer